                                                                 EXHIBIT 10.38

                        TURNER BROADCASTING SYSTEM, INC.

                 1993 STOCK OPTION AND EQUITY-BASED AWARD PLAN

SECTION 1.  PURPOSE

     The purpose of the Plan is to promote the interests of the Company and its shareholders by providing a means for selected Key Employees to acquire a proprietary interest in the Company, thereby strengthening the Company's ability to attract capable management personnel and providing an inducement for Key Employees to remain in the employ of the Company or its Subsidiaries and to perform at their maximum levels.

SECTION 2.  DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth below:

          (a) "Award" shall mean, individually and collectively, any Option, Restricted Stock, Stock Appreciation Right, or Other Equity-Based Award granted under the Plan.

          (b) "Base Value" shall mean the Fair Market Value of a Stock Appreciation Right on the date of its grant.

          (c) "Board" shall mean the Board of Directors of the Company.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

          (e) "Committee" shall mean the Stock Option and Compensation Committee of the Board, appointed by the Board to administer the Plan and perform the functions set forth in Section 3 of the Plan.

          (f) "Common Stock" shall mean the Class B Common Stock, par value $.0625 per share, of the Company, and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 15 of the plan.

          (g) "Company" shall mean Turner Broadcasting System, Inc., a Georgia corporation.

          (h) "Fair Market Value" with respect to the Common Stock as of any date shall mean (i) in the event the Common Stock is listed on a national securities exchange, the closing price as reported for composite transactions on that date, or, if no sales occurred on that date, then the closing price on the next preceding date on which such sales of Common Stock occurred; (ii) in the event the Common Stock is not listed on a national securities exchange, the mean between the high bid and low asked prices reported for shares of Common Stock traded over-the-counter on that date, or, if no bid and asked prices were reported on that date, then the mean between the high bid and low asked prices on the next preceding date on which such prices were reported; or (iii) in the event there are no over-the-counter prices for the Common Stock and it is not listed on a national securities exchange, the fair market value as determined by the Committee in its discretion.

          (i) "Incentive Stock Option" shall mean an Option granted under the Plan and designated as such by the Committee which meets the requirements of Section 422 of the Code.

          (j) "Key Employee" shall mean a regular employee, whether or not a director, of the Company or a Subsidiary who is an officer or holds a managerial or other key position, as determined by the Committee, and who, in the judgment of the Committee, has demonstrated a capacity for making a substantial contribution to the success of the business of the Company or a Subsidiary.

          (k) "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right that is granted without reference to an Option pursuant to Section 8(c).

          (l) "Nonqualified Stock Option" shall mean an Option granted under the Plan other than an Incentive Stock Option.

          (m) "Option" shall mean, unless otherwise specifically limited under any provision of the Plan, both an Incentive Stock Option and a Nonqualified Stock Option granted pursuant to the Plan.

          (n) "Option Price" shall mean the price at which Common Stock may be purchased under an Option, as provided in Section 7(d) of the Plan.

          (o) "Other Equity-Based Award" shall mean an Award under Section 10 of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

          (p) "Participant" shall mean a Key Employee granted an Award under the Plan.

          (q) "Parent" shall mean any corporation which qualifies as a parent corporation of the Company within the meaning of Section 424(e) of the Code.

          (r) "Plan" shall mean the Turner Broadcasting System, Inc. 1993 Stock Option and Equity-Based Award Plan.

          (s) "Restricted Stock" shall mean an Award granted pursuant to Section 9.

          (t) "Stock Appreciation Right" or "SAR" shall mean a right to any appreciation in shares of Common Stock granted pursuant to Section 8.

          (u) "Stock Option Agreement" or "Award Agreement" shall mean the written agreement between a Participant and the Company evidencing the grant of an Award and setting forth the terms and conditions of the grant.

          (v) "Subsidiary" shall mean any corporation which qualifies as a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

          (w) "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right granted in conjunction with an Option pursuant to Section 8(b).

          (x) "Ten Percent Shareholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to him, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent (if any) or Subsidiaries (as such ownership is defined in Section 424(d) of the Code).

SECTION 3.  ADMINISTRATION OF THE PLAN

          (a) Committee. The Plan shall be administered by the Committee, which shall consist of two or more directors of the Company appointed by the Board. The members of the Committee shall be "outside directors" within the meaning of Section 162(m)(4)(c)(i) of the Code who shall not be eligible to receive, and during the twelve months prior to serving on the Committee shall not have received, Awards under the Plan or any other plan of the Company or its Subsidiaries and shall be "disinterested persons" as defined in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee shall be filled by action of the Board.

          (b) Duties and Powers of the Committee. The Committee shall have the full power and authority, in its sole and absolute discretion, but subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority
     (i) to grant Awards which have received any requisite approval of the Board, including the ability to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; (ii) to determine the employees to whom, and the time or times at which, Awards shall be granted; (iii) to determine the number of shares of Common Stock to be covered by each Option or other Award; (iv) to determine which Options (if any) shall be accompanied by SAR's; (v) to determine the Option Price of Common Stock subject to an Option; (vi) to determine the duration of the exercise period of Awards and the time or times at which Awards may be exercised and the extent of exercisability of Awards; (vii) to determine the terms and provisions of Stock Option Agreements or Award Agreements (which need not be identical) entered into in connection with Awards granted under the Plan, including such terms and provisions as shall in the judgment of the Committee be necessary or advisable in order to conform to any applicable laws or regulations, as the same may be amended from time to time; and (viii) to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award Agreement in such manner and to the extent it shall determine necessary or appropriate in order to carry out the purposes of the Plan.

          The Committee shall have full power and authority to construe and interpret the Plan and the respective Stock Option or Award Agreements and to establish, amend or rescind such rules, regulations and procedures as the Committee deems necessary or appropriate for the proper administration of the Plan.

          The determinations of the Committee on the foregoing matters and any other matters arising in connection with the construction, administration, interpretation and effect of the Plan and of the Committee's rules and regulations thereunder shall (except as otherwise specifically provided in the Plan) be final, binding and conclusive.

          (c) Committee Meetings and Actions. The Committee may select one of its members as Chairman. The Committee shall hold its meetings at such times and places as it shall determine. All decisions and determinations of the Committee shall be made by not less than the affirmative vote of a majority of its members. Actions may be taken by the Committee at a duly convened meeting (including a meeting by telephone conference call) or by unanimous written consent.

SECTION 4.  ELIGIBILITY

     Awards under the Plan may be granted only to Key Employees of the Company and its Subsidiaries. A director of the Company or of a Subsidiary who is not also a Key Employee shall not be eligible to receive an Award under the Plan. More than one Award may be granted to the same Participant and be outstanding concurrently hereunder; provided, however, that the aggregate number of shares of Common Stock for which Awards may be granted to any individual during any calendar year may not, subject to adjustment as provided in Section 15 hereof, exceed 2,500,000 shares of Common Stock reserved for the purposes of the Plan in accordance with the provisions of Section 5 hereof.

SECTION 5.  SHARES SUBJECT TO THE PLAN

     (a) Aggregate Number of Shares Available. Subject to the adjustments provided for in Section 15 of the Plan, the aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall be 5,000,000 shares. Shares delivered by the Company pursuant to exercises of Awards may be authorized but unissued shares of Common Stock, issued shares of Common Stock which have been reacquired by the Company, or a combination thereof, as the Board or the Committee shall from time to time determine.

     (b) Reduction in Available Shares. The total number of shares available under Section 5(a) shall be reduced from time to time in the manner specified:

          (1) Incentive Stock Options and Nonqualified Stock Options -- The grant of an Incentive Stock Option or a Nonqualified Stock Option shall reduce the available shares by the number of shares subject to such Option.

          (2) Stock Appreciation Rights -- The grant of Stock Appreciation Rights shall reduce the available shares by the number of SAR's granted; provided, however, that if SAR's are granted in connection with an Option and the exercise of such Option would cancel the SAR's and vice versa, then the grant of the SAR's will only reduce the amount of shares available by the excess, if any, of the number of SAR's granted over the number of shares subject to the related Option.

          (3) Restricted Stock -- The grant of Restricted Stock shall reduce the available shares by the number of shares of Restricted Stock granted.

          (4) Other Equity-Based Award -- The grant of any Other Equity-Based Award shall reduce the available shares by the number of shares of the Other Equity-Based Award granted.

     (c) The total number of shares available under Section 5(a) shall be increased from time to time in the manner specified:

          (1) Incentive Stock Options and Nonqualified Stock Options -- The lapse or cancellation of an Incentive Stock Option or a Nonqualified Stock Option shall increase the available shares by the number of shares released from such Option; provided, however, that in the event the cancellation of an Option is due to the exercise of SAR's related to such Option, the cancellation of such Option shall only increase the amount of shares available by the excess, if any, of the number of shares released from such Option over the number of SAR's exercised.

          (2) Stock Appreciation Rights -- The lapse or cancellation of Stock Appreciation Rights shall increase the available shares by the number of SAR's which lapse or are cancelled; provided, however, that in the event the cancellation of such SAR's is due to the exercise of an Option related to such SAR's, the cancellation of such SAR's shall only increase the available shares by the excess, if any, of the number of SAR's cancelled over the number of shares delivered on the exercise of such Option.

          (3) Restricted Stock -- The reversion of Restricted Stock to the Company due to the breach or occurrence of a restriction or condition resulting in forfeiture of such shares shall increase the available shares by the number of shares of Restricted Stock reverted.

          (4) Other Equity-Based Award -- The lapse or cancellation of any Other Equity-Based Stock Award shall increase the available shares by the number of shares of the Other Equity-Based Award so lapsed or cancelled.

SECTION 6.  STOCK OPTION OR AWARD AGREEMENTS

     Each Award shall be evidenced by a written Stock Option Agreement or Award Agreement, as applicable, which shall be executed by the Company and the Participant, containing such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Committee to qualify them as incentive stock options under the Code.

SECTION 7.  OPTIONS

     Each Option granted under the Plan shall comply with and be subject to the following terms and conditions, as well as such other terms and conditions as may be determined by the Committee and specified in the related Stock Option
Agreement:

          (a) Number of Shares. The number of shares of Common Stock to which an Option relates shall be determined by the Committee and specified in the related Stock Option Agreement.

          (b) Type of Option. Each Stock Option Agreement shall specify whether the Option granted and evidenced thereby is an Incentive Stock Option or a Nonqualified Stock Option.

          (c) Date of Grant; Exercise Period. The date of grant of any Option shall be the date on which the Committee shall award the Option (or the earlier date, if applicable, that the Board specifically approves such grant) if an immediate grant of such Option is contemplated, or the date contemplated as the date of grant if the Committee imposes a condition on the granting of such Option. Options granted under the Plan shall be for such periods as may be determined by the Committee and set forth in the related Stock

     Option Agreements, subject to the provisions of Section 11 hereof regarding early termination upon the occurrence of certain events and subject to the further provisions of this paragraph (c). The exercise period of an Incentive Stock Option shall not exceed ten (10) years from the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such period shall not exceed five (5) years from the date of grant.

          Subject to the further provisions of this paragraph (c) regarding Incentive Stock Options, the Committee shall have authority to prescribe in any Stock Option Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe; provided however, that in any event no Option granted under the Plan may be exercisable in whole or as to any part thereof within six (6) months from the date of grant. The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and all other plans of the Company and its Parent (if any) and Subsidiaries) shall not exceed $100,000.

          Except as otherwise provided in Section 11 of the Plan, an Option may not be exercised in whole or in part unless the Participant is, at the time of such exercise, an employee of the Company or a Subsidiary.

          (d) Option Price. The Option Price per share of the Common Stock subject to an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be subject to the following conditions:

             (1) Nonqualified Stock Options -- The Option Price per share of Common Stock subject to a Nonqualified Stock Option may be less than the Fair Market Value per share of the Common Stock on the date of grant, but shall not be less than the par value per share of Common Stock.

             (2) Incentive Stock Options -- The Option Price per share of Common Stock subject to an Incentive Stock Option shall not be less than the greater of (a) 100% of the Fair Market Value per share of the Common Stock on the date of grant, or (b) the par value per share of the Common Stock; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price per share shall not be less than the greater of (x) 110% of the Fair Market Value per share of Common Stock on the date of grant, or (y) the par value per share of the Common Stock.

          (e) Method of Exercise. An Option may be exercised as to any or all full shares of Common Stock as to which the Option has become exercisable in accordance with the terms of the related Stock Option Agreement and the provisions of the Plan by delivering to the Company written notice of such exercise in the manner hereinafter specified in Section 20; provided, however, that an Option may not be exercised at any one time as to less than 1,000 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 1,000 shares). Such written notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price for such shares. The date of exercise of an Option or portion thereof shall be the date of receipt by the Company of such written notice as determined in accordance with the provisions of
     Section 20 of the Plan.

          (f) Payment of Option Price. Payment for shares purchased upon exercise of an Option may be made

             (1) in cash (including a certified check, bank draft or money order), or

             (2) with the approval of the Committee, by delivering to the Company shares of Common Stock already owned by the Participant and held for a period of at least six (6) months ("Previously Held Shares") having a Fair Market Value (determined as of the day preceding the date on which the Option is exercised) equal to the cash Option Price of the shares of Common Stock as to which the Option is being exercised, or

             (3) with the approval of the Committee, by a combination of the methods described in (1) and (2) above, or

             (4) with the approval of the Committee, by any other method or in any other form authorized by the Committee and reflected in the related Stock Option Agreement or in any written notice relative thereto as may be from time to time delivered by the Committee to the Participant.

SECTION 8.  STOCK APPRECIATION RIGHTS

     (a) Value of Stock Appreciation Rights. Stock Appreciation Rights are rights, that upon exercise, entitle the Participant to receive the excess of (i) Fair Market Value of Common Stock on the date of exercise over (ii) its Base Value, multiplied by (iii) the number of SAR's exercised.

     (b) Grant of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights may be granted in conjunction with all or a portion of any Option ("Reference Option"). In the case of a Nonqualified Stock Option, Tandem Stock Appreciation Rights may be granted either at or after the time of the grant of the Reference Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Incentive Stock Option.

          (1) Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the terms of the Plan, as shall be determined from time to time by the Committee, including the following:

             (A) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of the grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Option.

             (B) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Option to which they relate shall be exercisable in accordance with the provisions of Section 7; provided, however, that any Tandem Stock Appreciation Rights granted subsequent to the grant of a Reference Option shall not be exercisable during the first six (6) months of its term, except that this special limitation shall not apply in the event of death, or disability of the Participant prior to the expiration of the six (6) month period.

             (C) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Option. Reference Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

             (D) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock calculated in accordance with the provisions of Section 8(a) above, with the Committee having the sole right to determine the form of payment.

             (E) Deemed Exercise of Reference Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
        Section 5 on the number of shares of Common Stock to be issued under the Plan.

     (c) Grant of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted under the Plan without reference to any Option.

          (1) Terms and Conditions of Non-Tandem Stock Appreciation
     Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

             (A) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the Non-Tandem Stock Appreciation Right is granted.

             (B) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that any Non-Tandem Stock Appreciation Right shall not be exercisable during the first six (6) months of its term, except that this special limitation shall not apply in the event of the death or disability of the Participant prior to expiration of the six (6) month period. If the Committee provides, in its discretion, that any such Non-Tandem Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine in its sole discretion.

             (C) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (B) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Committee specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

             (D) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock calculated in accordance with the provisions of Section 8(a) above, with the Committee having the sole right to determine the form of payment.

     (d) Cash Settlements of Tandem and Non-Tandem Stock Appreciation
Rights. Notwithstanding any of the foregoing, a Participant who is required to file reports under Section 16(a) of the Securities Exchange Act of 1934 with respect to securities of the Company may receive cash in complete or partial settlement of a Tandem or Non-Tandem Stock Appreciation Right only if any election by such Participant to receive cash in full or partial settlement of the Stock Appreciation Right, as well as any exercise by him of his Stock Appreciation Right for such cash, is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date; or (ii) during any other period in which an election or exercise may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act.

SECTION 9.  RESTRICTED STOCK

     (a) Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 9(b)(1) below), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of a Restricted Stock Award.

     (b) Awards and Certificates. A Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such an Award, unless and until such Participant has delivered a fully executed copy of the Agreement evidencing such Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (1) Purchase Price. The purchase price for shares of Restricted Stock may be less than their par value and may be zero; provided, however, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall be issued for a consideration which shall not be less than par value.

          (2) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at the time of grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (3) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

          (4) Custody. The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (1) Restriction Period. At the time of making a Restricted Stock Award, the Committee shall, in its sole discretion, establish the applicable restriction period, which, in any event, shall not be less than six (6) months from the date of grant. During the restriction period, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole, or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

          (2) Participant's Rights as a Shareholder. The Participant shall have, with respect to the shares of Restricted Stock awarded hereunder, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, may permit or require the payment of dividends to be deferred.

          (3) Lapse of Restrictions. If and when the restriction period expires without a forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.

SECTION 10.  OTHER EQUITY-BASED AWARDS

     (a) Other Equity-Based Awards. Other Equity-Based Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock may be granted either alone or in tandem with Options, Stock Appreciation Rights, or Restricted Stock. The Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards and all other conditions of the Awards.

     (b) Dividends. Unless otherwise determined by the Committee at the time of the Award, subject to the provisions of the Award Agreement and the Plan, a Participant holding an Other Equity-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Other Equity-Based Award.

     (c) Vesting. An Other Equity-Based Award shall vest and be forfeited to the extent provided in the Award Agreement, as determined by the Committee in its sole discretion.

     (d) Price. An Other Equity-Based Award may be, but is not required to be, issued for no cash consideration.

SECTION 11.  DEATH, DISABILITY OR OTHER TERMINATION OF EMPLOYMENT

     (a) Death. In the event a Participant dies (i) while in the employ of the Company or a Subsidiary or (ii) within three (3) months of the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company or the Subsidiary, as the case may be), his Award may be exercised, solely to the extent that the Participant was entitled to exercise the Award at the date of his death or, if earlier, the date of his termination, by his beneficiary as designated in writing by the Participant pursuant to Section 16 of the Plan, or, if no such designation has been made, by the person or persons to whom the Participant's rights under the Award shall pass by will or the laws of descent and distribution, at any time or from time to time within one (1) year after the date of the Participant's death or prior to the expiration of the period for which the Award was granted, whichever is the shorter period.

     (b) Disability. In the event a Participant's employment by the Company or a Subsidiary is terminated because of the Participant's permanent disability, the Participant may exercise his Award, solely to the extent that he was entitled to do so at the date of termination of his employment, at any time or from time to time within one (1) year after the date of such termination of employment or prior to the expiration of the period for which the Award was granted, whichever is the shorter period.

     (c) Other Termination of Employment. In the event a Participant's employment by the Company or a Subsidiary is terminated other than by death or permanent disability as provided by paragraphs (a) and (b), respectively, of this Section 11 and other than for cause or by the voluntary action of the Participant without the consent of the Company or Subsidiary employing the Participant, the Participant may exercise his Award, solely to the extent that he was entitled to do so at the date of termination of his employment, at any time or from time to time within ninety (90) days after the date of such termination of employment or prior to the expiration of the period for which the Award was granted, whichever is the shorter period. In the event the Participant's employment by the Company or a Subsidiary is terminated for cause or by the voluntary action of the Participant without the consent of the Company or Subsidiary employing the Participant, his Award shall terminate at the date of termination of his employment.

     (d) Committee Discretion.  Notwithstanding the provisions of paragraphs
(a), (b) or (c) of this Section 11, the Committee, in its sole and absolute discretion, may, at the date an Award is granted or thereafter, establish different terms and conditions pertaining to the effect on that Award of the death, disability or other termination of employment of the Participant, to the extent permitted by applicable federal and state law.

     (e) Failure to Exercise. To the extent an Award or any portion thereof is not exercised within the limited period provided in paragraphs (a), (b), (c) or
(d) of this Section 11, whichever is applicable, all rights pursuant to such Award will cease and terminate at the expiration of such period.

     (f) Matters Relating to Termination of Employment. The Committee in its absolute discretion shall determine the effect of all matters and questions relating to the termination of employment of a Participant, including, but not limited to, questions as to whether a termination of employment resulted from permanent disability or was voluntary or involuntary on the part of the Participant and questions of whether particular leaves of absence constitute terminations of employment.

SECTION 12.  MODIFICATION, EXTENSION AND RENEWAL OF AWARDS

     Subject to the terms and conditions and within the limitations of the Plan, the Committee in its discretion may modify, extend, or renew outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised) and authorize the granting of new Awards hereunder in substitution therefor. No modification (other than adjustments as provided by Section 15 hereof) of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant.

SECTION 13.  WITHHOLDING TAXES

     The Company shall be entitled to require, as a condition to its delivery of shares of Common Stock upon the exercise of an Award, that the Participant pay to the Company an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto.

     Subject to the further provisions of this Section 13 and to the disapproval of the Committee, a Participant may elect to satisfy applicable withholding tax liabilities by (i) paying the amount of such tax liabilities to the Company in cash or by check payable to the Company, (ii) having the Company withhold from the shares of Common Stock otherwise issuable to the Participant upon his exercise of an Award that number of shares of Common Stock having a Fair Market Value on the day preceding the date of such exercise sufficient to satisfy the amount of such tax liabilities, or (iii) delivering to the Company that number of Previously Held Shares having a Fair Market Value on the day preceding the date of such exercise sufficient to satisfy the amount of such tax liabilities. Any such election will be irrevocable and must be made prior to the date the Award exercise becomes taxable. Notwithstanding the above, if the Participant is a director or an officer of the Company within the meaning of Section 16(b) of the 1934 Act, such Participant shall only be entitled to have the Company reduce the amount of Common Stock to be delivered to such Participant pursuant to subclause (ii) above.

     The Company intends that this Section 13 shall comply with the requirements of Rule 16b-3 under the 1934 Act, as the same may be interpreted or amended from time to time during the term of the Plan. Should any provision of this Section 13 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 13 to so comply, the Committee may amend the Plan to add to or modify the provisions of the Plan accordingly.

SECTION 14.  INVESTMENT REPRESENTATION

     Each Stock Option Agreement or Award Agreement shall provide that the Committee may require the Participant (or any person exercising the Participant's rights pursuant to Section 11(a) of the Plan) to furnish to the Company, as a condition precedent to any exercise of the Award, a written agreement in such form as the Committee shall prescribe in which the Participant or such other person represents and agrees that any and all shares of Common Stock to be acquired upon such exercise are being acquired for investment and not with a view to the resale or distribution thereof and makes such further representations as may in the judgment of the Committee be necessary or appropriate to ensure compliance with applicable federal or state securities laws. Certificates for shares of Common Stock to be delivered to a Participant upon his exercise of an Award may, when issued, bear such legends or statements referring to the foregoing representations and agreements as the Committee, in its discretion, shall deem necessary or appropriate.

SECTION 15.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     The total number and character of shares available for Awards under the Plan, the number and character of shares subject to outstanding Awards and the Award price shall be appropriately adjusted by the Committee in the event of any change in the number or character of outstanding shares of Common Stock resulting from a stock dividend, subdivision or combination of shares, or reclassification. In the event of a merger or consolidation of the Company or a tender offer for shares of Common Stock, the Committee may make such adjustments with respect to Options under the Plan and take such other action as it deems necessary or appropriate to reflect, or in anticipation of, such merger, consolidation or tender offer, including without limitation the substitution of new Awards, the adjustment of outstanding Awards, the acceleration of Awards, or the removal of limitations or restrictions on outstanding Awards.

SECTION 16.  NONTRANSFERABILITY

     No Award granted under the Plan shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution, and an Award may be exercised, during the lifetime of the Participant, only by the Participant. A Participant may during his lifetime designate in writing a beneficiary to receive his Award in the event of the Participant's death prior to exercise of the Award.

SECTION 17.  NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Plan or in any Award granted hereunder shall confer upon a Participant any right to continue in the employ of the Company or a Subsidiary nor interfere or affect in any way the right of the Company or a Subsidiary to terminate a Participant's employment at any time for any reason.

SECTION 18.  RIGHTS AS A SHAREHOLDER

     Except as otherwise provided herein, a Participant shall have no rights as a shareholder with respect to any shares of Common Stock subject to his Award until the date of issuance to him of a stock certificate or certificates for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

SECTION 19.  COMPLIANCE WITH LAW AND OTHER CONDITIONS

     The obligation of the Company to issue or deliver shares of Common Stock upon the exercise of Awards shall be subject to all applicable laws, regulations, rules and approvals of applicable governmental and regulatory authorities. Notwithstanding any other provisions of the Plan, any Stock Option Agreements or any other Award Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of an Award prior to the fulfillment of the following conditions:

          (a) The listing, or approval for listing upon notice of issuance, of such shares on the American Stock Exchange, Inc. or such other securities exchange on which the Common Stock is then listed;

          (b) The registration or other qualification of such shares under any state or federal securities law or regulation which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (c) The obtaining of any other consent, approval, permit or other clearance from any state or federal governmental or regulatory agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

     With respect to Awards granted to any Participant who is an officer of the Company or is otherwise subject to Section 16 of the 1934 Act, the Committee may, in its absolute discretion at the time of the granting of an Award or the exercise thereof, make such provisions as may be necessary to assure compliance with Rule 16b-3 under the 1934 Act.

SECTION 20.  NOTICES

     Whenever any notice is required or permitted to be given under the Plan or any Stock Option or Award Agreement, such notice must be in writing and personally delivered or sent by courier or by mail. Any such notice shall be deemed effectively given or delivered upon personal delivery or twenty-four hours after delivery to a courier service which guarantees overnight delivery or five (5) days after deposit with the U.S. Post Office, by registered or certified mail, return receipt requested, postage prepaid, addressed to the person who is to receive such notice at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or a Participant may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Participant shall specify as its or his address for receiving notices the address set forth in the Stock Option or Award Agreement pertaining to the shares of Common Stock to which such notice relates.

SECTION 21.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or by the Committee with the approval of the Board; provided, however, that, without the approval of the shareholders of the Company entitled to vote thereon, no amendment may be made which would, absent such shareholder approval, disqualify the Plan for coverage under Rule 16b-3, as promulgated by the Securities and Exchange Commission under the 1934 Act, as that Rule may be amended from time to time, including an amendment which would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of shares as to which Awards may be granted under the Plan (except by operation of Section 15 hereof); or (iii) materially modify the requirements as to eligibility for participation in the Plan.

     Further, no such amendment, suspension or termination, other than adjustments for changes in capitalization as provided in Section 15 hereof, shall adversely affect or impair any outstanding Award without the written consent of the Participant affected thereby.

SECTION 22.  EFFECTIVE DATE; DURATION

     (a) Effective Date. The Plan shall become effective upon the date of its adoption by the Board.

     (b) Duration. Unless earlier terminated by the Board or the Committee pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its effective date as hereinbefore specified. No Awards shall be granted under the Plan after such termination date.

SECTION 23.  GOVERNING LAW

     The plan and all rights hereunder shall be construed and interpreted in accordance with the laws of the State of Georgia, to the extent not superseded by the laws of the United States.

     IN WITNESS WHEREOF, the Company has caused the Turner Broadcasting System, Inc. 1993 Stock Option and Equity-Based Award Plan to be executed by its duly authorized officers pursuant to resolutions of the Board of Directors this 15th day of April, 1994, to be effective as of the date of adoption by the Board of Directors.

                                    TURNER BROADCASTING SYSTEM, INC.

                                    By:      /s/  STEVEN W. KORN
                                             ----------------------------------
                                    Its:     Vice President and General Counsel

ATTEST:

By:      /s/  LOUISE S. SAMS
         -------------------
Its:     Assistant Secretary